                                                               EXHIBIT 99.6


            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 (UNAUDITED)

     Since January 1994, the Company has completed the acquisition of all of the outstanding capital stock of Contact, Metropolitan, Apple and Page One and substantially all of the paging assets of Radio Call, ChiComm, High Tech, Signet, Carrier, All City, Americom, Lewis, Gold Coast, Paging & Cellular, Sun and Signet Raleigh (collectively, the "Acquisitions"). The accompanying unaudited pro forma condensed consolidated balance sheet of the Company combines the historical consolidated balance sheet of the Company and the balance sheets of Paging & Cellular, Apple, Sun, Signet Raleigh and Page One as if the acquisitions had occurred on September 30, 1995. The accompanying unaudited pro forma condensed statement of operations of the Company for the year ended December 31, 1994 combines the historical consolidated statement of operations of the Company and the statements of operations of the Acquisitions as if the Acquisitions had occurred on January 1, 1994, and assumes that they were funded with the proceeds of the Company's $100 million senior subordinated notes (the "Notes") or by borrowings under the Company's credit facility. The accompanying unaudited pro forma condensed consolidated statement of operations of the Company for the nine months ended September 30, 1995, combines the historical statement of operations of the Company and the statements of operations of Signet, Carrier, All City, Metropolitan, Americom, Gold Coast, Lewis, Paging & Cellular, Apple, Sun, Signet Raleigh and Page One (collectively, the "1995 and 1996 Acquisitions") as if the 1995 and 1996 Acquisitions had occurred on January 1, 1995, and assumes that they were funded with the proceeds of the Notes and borrowings under the Company's credit facility.

     The pro forma condensed consolidated financial statements do not purport to represent what the Company's results of operations would have been had the Acquisitions occurred on the dates indicated or for any future period or date. The pro forma adjustments give effect to available information and assumptions that management believes are reasonable. The pro forma condensed consolidated financial statements should be read in conjunction with the Company's historical consolidated financial statements and the financial statements of certain Acquisitions and the notes thereto included or incorporated elsewhere herein.

                         PRONET INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1995
                                 (UNAUDITED)

                                                                  ASSETS

                                              PAGING &                          SIGNET     PAGE     PRO FORMA           PRO FORMA
                                   PRONET     CELLULAR    APPLE       SUN      RALEIGH     ONE    ADJUSTMENTS   INDEX  CONSOLIDATED
                                 ----------  ---------  ---------  ---------  --------- ---------  ----------  ------- ------------
Current Assets.................  $   52,006  $     935  $     760  $     316  $     157  $     423 $  (31,815) (A),(C)  $   22,782
Equipment
 Pagers........................      27,922      4,036       --        --         1,825        623     (3,488)   (A)        30,918
 Communications
  equipment....................      20,887       --          717      --           428      1,077     (1,301)   (A)        21,808
 Security systems
  equipment....................      11,525       --          --       --          --         --        --                  11,525
 Office and other..............       5,845        180         66      2,654        303        387     (2,146)   (A)         7,289
                                 ----------  ---------  ---------  ---------  ---------  --------- ----------  -------  ----------
                                     66,179      4,216        783      2,654      2,556      2,087     (6,935)              71,540
 Less allowance for
  depreciation.................      31,089        873        544      1,684      1,502        987     (5,590)   (A)        31,089
                                 ----------  ---------  ---------  ---------  ---------  --------- ----------  -------  ----------
                                     35,090      3,343        239        970      1,054      1,100     (1,345)              40,451

Goodwill and other assets,
 net...........................      96,218       --          138        515       --         --       47,409  (A),(B)     144,280
                                 ----------  ---------  ---------  ---------  ---------  --------- ----------  -------  ----------
TOTAL ASSETS...................  $  183,314  $   4,278  $   1,137  $   1,801  $   1,211  $   1,523 $   14,249           $  207,513
                                 ----------  ---------  ---------  ---------  ---------  --------- ----------  -------  ----------
                                 ----------  ---------  ---------  ---------  ---------  --------- ----------  -------  ----------


                                                    LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities............  $   14,227      2,486  $     --   $     231  $     333  $   1,805  $   (4,016)   (A)   $   15,066
Deferred payments..............      18,600       --          --       --          --         --         5,660    (C)       24,260
Long-term debt, less current
 maturities....................      99,301      1,789        --       --           497       --        12,214  (A),(C)    113,801
Deferred tax liabilities.......         898       --          --       --          --         --         --                    898
Shareholders' equity (deficit).      50,288          3      1,137      1,570        381       (282)        391  (A),(C)     53,488
                                 ----------  ---------  ---------  ---------  ---------  ---------  ----------  -------  ---------
TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY..........  $  183,314  $   4,278  $   1,137  $   1,801  $   1,211  $   1,523  $   14,249           $ 207,513
                                 ----------  ---------  ---------  ---------  ---------  ---------  ----------  -------  ---------
                                 ----------  ---------  ---------  ---------  ---------  ---------  ----------  -------  ---------

                       SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.


                          PRONET INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                           Year Ended December 31, 1994
                                   (Unaudited)


                                         YEAR      TWO MONTHS        SEVEN MONTHS
                                        ENDED         ENDED              ENDED
                                       DEC. 31,     FEB. 28,         JULY 31, 1994               YEAR ENDED DECEMBER 31, 1994
                                         1994         1994      -----------------------   -----------------------------------------
                                      ----------   ----------      RADIO                     HIGH
                                        PRONET       CONTACT        CALL       CHICOMM       TECH          SIGNET         CARRIER
                                      ----------   ----------    ----------   ----------   ----------    -----------    -----------
                                                                          (IN THOUSANDS)
REVENUES
  Service revenues.................      $33,079       $1,599        $3,200       $2,225        $ 291        $ 4,750        $ 2,435
  Product sales....................        6,639          743           738          338          --           1,100            900
                                      ----------   ----------    ----------   ----------   ----------    -----------    -----------
    Total revenues.................       39,718        2,342         3,938        2,563          291          5,850          3,335
  Cost of products sold............       (6,644)        (956)         (536)        (296)         --          (1,089)        (1,185)
                                      ----------   ----------    ----------   ----------   ----------    -----------    -----------

                                          33,074        1,386         3,402        2,267          291          4,761          2,150
COST OF SERVICES...................        9,185          202           755          486           86          1,149            203
    GROSS MARGIN...................       23,889        1,184         2,647        1,781          205          3,612          1,947
EXPENSES
  Sales, general and administrative       12,126        1,022         2,181          792          220          2,287          1,603
  Depreciation and amortization....        8,574           93           689          413          128            627            228
                                      ----------   ----------    ----------   ----------   ----------    -----------    -----------
                                          20,700        1,115         2,870        1,205          348          2,914          1,831
                                      ----------   ----------    ----------   ----------   ----------    -----------    -----------
    OPERATING INCOME (LOSS)........        3,189           69          (223)         576         (143)           698            116
OTHER INCOME (EXPENSE)
  Interest expense.................       (1,774)         (46)          (44)        (141)         --            (292)          (124)
  Interest and other income........          173         --            --            --           --              5             --
                                      ----------   ----------    ----------   ----------   ----------    -----------    -----------
                                          (1,601)         (46)          (44)        (141)         --            (287)          (124)
    INCOME (LOSS) BEFORE
     INCOME TAXES..................        1,588           23          (267)         435         (143)           411             (8)
Provision (benefit) for income taxes         895           --           (59)         --           --             --             --
                                      ----------   ----------    ----------   ----------   ----------    -----------    -----------
    NET INCOME (LOSS)..............      $   693       $   23       $  (208)     $   435       $ (143)      $    411       $     (8)
                                      ----------   ----------    ----------   ----------   ----------    -----------    -----------
                                      ----------   ----------    ----------   ----------   ----------    -----------    -----------


                                                      YEAR ENDED DECEMBER 31, 1994
                                      ------------------------------------------------------------------------------------------
                                                                              GOLD                     PAGING &
                                      METROPOLITAN   ALL CITY    AMERICOM     COAST       LEWIS         CELLULAR       APPLE
                                      ------------   ---------   ---------   --------   ----------    -----------    -----------
                                                                       (IN THOUSANDS)
REVENUES
  Service revenues.................         $4,835     $ 3,257     $ 3,477       $699       $1,047        $ 3,530         $3,938
  Product sales....................            152         387       1,105        --           803          1,187          1,459
                                      ------------   ---------   ---------   --------   ----------    -----------    -----------
    Total revenues.................          4,987       3,644       4,582        699        1,850          4,717          5,397
  Cost of products sold............           (156)       (299)     (1,015)       --          (669)        (1,055)        (1,539)
                                      ------------   ---------   ---------   --------   ----------    -----------    -----------
                                             4,831       3,345       3,567        699        1,181          3,662          3,858
COST OF SERVICES...................          1,517         833         856        158           70          1,118            545
    GROSS MARGIN...................          3,314       2,512       2,711        541        1,111          2,544          3,313
EXPENSES
  Sales, general and administrative          1,622       1,670       1,764        232          831          1,534          3,031
  Depreciation and amortization....            597       1,225         381         92          135            695            105
                                      ------------   ---------   ---------   --------   ----------    -----------    -----------
                                             2,219       2,895       2,145        324          966          2,229          3,136
                                      ------------   ---------   ---------   --------   ----------    -----------    -----------
    OPERATING INCOME (LOSS)........          1,095        (383)        566        217          145            315            177
OTHER INCOME (EXPENSE)
  Interest expense.................           --        (1,595)       (291)       --            (9)          (384)            (6)
  Interest and other income........             27        --           --         --           --             --               5
                                      ------------   ---------   ---------   --------   ----------    -----------    -----------
                                                27      (1,595)       (291)       --            (9)          (384)            (1)
    INCOME (LOSS) BEFORE
     INCOME TAXES..................          1,122      (1,978)        275        217          136            (69)           176
Provision (benefit) for income taxes           382        --          --          --           --             --              93
                                      ------------   ---------   ---------   --------   ----------    -----------    -----------
    NET INCOME (LOSS)..............        $   740    $ (1,978)   $    275      $217       $   136       $    (69)       $    83
                                      ------------   ---------   ---------   --------   ----------    -----------    -----------
                                      ------------   ---------   ---------   --------   ----------    -----------    -----------



                                         YEAR ENDED DECEMBER 31, 1994
                                      ------------------------------------
                                                      SIGNET       PAGE      PRO FORMA                   PRO FORMA
                                          SUN         RALEIGH      ONE       ADJUSTMENTS     INDEX       CONSOLIDATED
                                      ------------   ---------   ---------   -----------   ----------    -------------
                                                                    (IN THOUSANDS)
REVENUES
  Service revenues.................         $1,765      $2,528      $2,862    $    --                         $ 75,517
  Product sales....................            287         138         932         --                           16,908
                                      ------------   ---------   ---------   -----------   ----------    -------------
    Total revenues.................          2,052       2,666       3,794                                      92,425
  Cost of products sold............           (342)       (141)       (981)        --                          (16,903)
                                      ------------   ---------   ---------   -----------   ----------    -------------
                                             1,710       2,525       2,813         --                           75,522
COST OF SERVICES...................            461         464         606         --                           18,694
    GROSS MARGIN...................          1,249       2,061       2,207         --                           56,828
EXPENSES
  Sales, general and administrative          1,260       1,222       1,959        (3,406)         (E)           31,950
  Depreciation and amortization....            573         424         233         7,999          (F)           23,211
                                      ------------   ---------   ---------   -----------   ----------    -------------
                                             1,833       1,646       2,192         4,593                        55,161
                                      ------------   ---------   ---------   -----------   ----------    -------------
    OPERATING INCOME (LOSS)........           (584)        415          15        (4,593)                        1,667
OTHER INCOME (EXPENSE)
  Interest expense.................           --          (101)       (108)       (7,896)         (G)          (12,811)
  Interest and other income........           --           --          --            --                            210
                                      ------------   ---------   ---------   -----------   ----------    -------------
                                              --          (101)       (108)       (7,896)                      (12,601)
    INCOME (LOSS) BEFORE
     INCOME TAXES..................           (584)        314         (93)      (12,489)                      (10,934)
Provision (benefit) for income taxes          --           --          --            --           (H)            1,311
                                      ------------   ---------   ---------   -----------   ----------    -------------
    NET INCOME (LOSS)..............        $  (584)    $   314     $   (93)    $ (12,489)                    $ (12,245)
                                      ------------   ---------   ---------   -----------   ----------    -------------
                                      ------------   ---------   ---------   -----------   ----------    -------------

             SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.


                       PRONET INC. AND SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   NINE MONTHS ENDED SEPTEMBER 30, 1995
                              (UNAUDITED)

                                          NINE     TWO        THREE                              SIX
                                         MONTHS   MONTHS      MONTHS                           MONTHS
                                         ENDED     ENDED      ENDED         FOUR MONTHS         ENDED       EIGHT MONTHS
                                       SEPT. 30,  FEB. 28,  MARCH 31,      ENDED APRIL 30,     JUNE 30,   ENDED AUGUST 31,
                                         1995      1995       1995               1995            1995           1995
                                       ---------  --------  ---------  ------------  --------  --------  ----------  ------
                                        PRONET     SIGNET    CARRIER   METROPOLITAN  ALL CITY  AMERICOM  GOLD COAST  LEWIS
                                       ---------  --------  ---------  ------------  --------  --------  ----------  ------
                                                                          (IN THOUSANDS)
REVENUES
  Service revenues...................  $  39,189  $    872  $     532  $     1,870   $  1,139  $  1,810  $      427  $  932
  Product sales......................      7,131       109        197           50         47       430      --         780
                                       ---------  --------  ---------  ------------  --------  --------  ----------  ------
    Total revenues...................     46,320       981        729        1,920      1,186     2,240         427   1,712
  Cost of product sold...............     (7,210)     (109)      (179)         (54)     --         (371)     --        (490)
                                       ----------  -------  ---------  ------------  --------  --------  ----------  ------
                                          39,110       872        550        1,866      1,186     1,869         427   1,222
COST OF SERVICES.....................     10,039       273         59          514        272       259          99      48
    GROSS MARGIN.....................     29,071       599        491        1,352        914     1,610         328   1,174
EXPENSES
  Sales, general and administrative..     16,159       367        286          592        511       782         160     650
  Depreciation and amortization......     10,941        17         54          215        292       209          51      88
                                       ---------  --------  ---------  ------------  --------  --------  ----------  ------
                                          27,100       384        340          807        803       991         211     738
                                       ---------  --------  ---------  ------------  --------  --------  ----------  ------
    OPERATING INCOME (LOSS)..........      1,971       215        151          545        111       619         117     436
OTHER INCOME (EXPENSE)
  Interest expense...................     (5,233)      (54)       (26)       --          (528)       (4)     --          (4)
  Interest and other income..........        976         2          1           20      --           97      --          20
                                       ---------  --------  ---------  ------------  --------  --------  ----------  ------
                                          (4,257)      (52)       (25)          20       (528)       93      --          16
    INCOME (LOSS) BEFORE
     INCOME TAXES....................     (2,286)      163        126          565       (417)      712         117     452
  Provision for income taxes.........         78     --             1          192      --        --         --        --
                                       ---------  --------  ---------  ------------  --------  --------  ----------  ------
    NET INCOME (LOSS)................  $  (2,364)  $   163  $     125  $       373  $    (417) $    712  $      117  $  452
                                       ---------  --------  ---------  ------------  --------  --------  ----------  ------
                                       ---------  --------  ---------  ------------  --------  --------  ----------  ------




                                           NINE MONTHS ENDED SEPTEMBER 30, 1995
                                       --------------------------------------------
                                       PAGING &                    SIGNET    PAGE     PRO FORMA             PRO FORMA
                                       CELLULAR   APPLE     SUN    RALEIGH    ONE    ADJUSTMENTS   INDEX   CONSOLIDATED
                                       --------  -------  -------  -------  -------  -----------  -------  ------------
                                                                     (IN THOUSANDS)
REVENUES
  Service revenues...................  $  3,016  $ 3,534  $ 1,149  $ 2,043  $ 3,414  $      (192)   (D)    $     59,735
  Product sales......................     1,161      715      187      250      478       --                     11,535
                                       --------  -------  -------  -------  -------  -----------  -------  ------------
    Total revenues...................     4,177    4,249    1,336    2,293    3,892         (192)                71,270
  Cost of product sold...............      (887)    (776)    (217)     (97)    (837)     --                     (11,227)
                                       --------  -------  -------  -------  -------  -----------  -------  ------------
                                          3,290    3,473    1,119    2,196    3,055         (192)                60,043
COST OF SERVICES.....................     1,078      517      331      518      393    --                        14,400
    GROSS MARGIN.....................     2,212    2,956      788    1,678    2,662         (192)                45,643
EXPENSES
  Sales, general and administrative..     1,122    2,224      833    1,047    2,258       (1,518)   (E)          25,473
  Depreciation and amortization......       492       77      310      318      270        3,865    (F)          17,199
                                       --------  -------  -------  -------  -------  -----------  -------  ------------
                                          1,614    2,301    1,143    1,365    2,528        2,347                 42,672
                                       --------  -------  -------  -------  -------  -----------  -------  ------------
    OPERATING INCOME (LOSS)..........       598      655     (355)     313      134       (2,539)                 2,971
OTHER INCOME (EXPENSE)
  Interest expense...................      (300)   --       --         (58)   --          (4,941)   (G)         (11,148)
  Interest and other income..........        13    --       --          53    --          --                      1,182
                                       --------  -------  -------  -------  -------  -----------  -------  ------------
                                           (287)   --       --          (5)   --          (4,941)                (9,966)
    INCOME (LOSS) BEFORE
     INCOME TAXES....................       311      655     (355)     308     134        (7,480)                (6,995)
  Provision for income taxes.........     --        --       --      --       --         --         (H)             271
                                       --------  -------  -------  -------  -------  -----------  -------  ------------
    NET INCOME (LOSS)................  $    311  $   655  $  (355) $   308  $   134  $    (7,480)          $     (7,266)
                                       --------  -------  -------  -------  -------  -----------  -------  ------------
                                       --------  -------  -------  -------  -------  -----------  -------  ------------

            SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.


                        PRONET INC. AND SUBSIDIARIES
     NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 (UNAUDITED)


     On March 1, 1994, the Company completed the acquisition of all the outstanding capital stock of Contact for approximately $19.0 million in cash (including amounts paid pursuant to noncompetition agreements). On August 1, 1994, the Company completed the purchase of substantially all of the paging assets of Radio Call and certain of its affiliates for approximately $7.8 million in cash (including amounts paid pursuant to noncompetition agreements). On August 1, 1994, the Company also completed the purchase of substantially all of the Chicago area paging assets of ChiComm for approximately $8.9 million paid in cash at closing (including amounts paid pursuant to noncompetition agreements) and a $950,000 deferred payment. Effective December 31, 1994, the Company purchased substantially all of the paging assets of High Tech for $900,000, comprised of $700,000 paid in cash at closing and a $200,000 deferred payment. On March 1, 1995, the Company purchased substantially all of the paging assets of Signet for approximately $9.0 million, comprised of approximately $4.8 million paid in cash at closing and a $4.2 million deferred payment. On April 1, 1995, the Company completed the purchase of substantially all of the paging assets of Carrier for approximately $6.5 million, comprised of approximately $3.5 million paid in cash at closing and a deferred payment of approximately $3.0 million. On May 3, 1995, the Company completed the acquisition of all the outstanding capital stock of Metropolitan for approximately $21.0 million paid in cash at closing. On May 19, 1995, the Company completed the purchase of substantially all of the paging assets of All City for approximately $6.4 million, comprised of approximately $6.0 million paid in cash at closing and a $350,000 deferred payment. On July 16, 1995, the Company completed the purchase of substantially all of the paging assets of Americom for approximately $17.5 million, comprised of approximately $8.8 million paid in cash at closing and a deferred payment of $8.7 million. On September 1, 1995, the Company completed the purchase of substantially all of the paging assets of Lewis for approximately $5.6 million, comprised of approximately
$3.5 million paid in cash at closing and a $2.1 million deferred payment. On September 1, 1995, the Company completed the purchase of substantially all of the paging assets of Gold Coast for approximately $2.3 million paid in cash at closing. On October 2, 1995, the Company completed the acquisition of substantially all of the paging assets of Paging & Cellular for approximately $9.5 million paid in cash at closing. On December 1, 1995, the Company completed the acquisition of all of the outstanding capital stock of Apple for approximately $13.0 million, comprised of approximately $8.5 million paid in cash and approximately $4.5 million in stock at closing. On January 2, 1996, the Company completed the acquisition of substantially all of the paging assets of Sun for approximately $2.3 million paid in cash at closing. On January 3, 1996, the Company completed the purchase of substantially all of the paging assets of Signet Raleigh for approximately
$8.7 million, comprised of approximately $4.7 million paid in cash at closing and delivery of $3.2 million in common stock of the Company at closing and a $800,000 deferred payment. On January 5, 1996, the Company completed the purchase of substantially all of the outstanding capital stock of Page One for approximately $19.7 million, comprised of approximately $14.8 million paid in cash at closing and a $4.9 million deferred payment.

     All deferred payments listed above are due one year from the closing of the respective transactions and are payable, at the Company's discretion, either in cash or shares of the Company's common stock based on market value at the date of payment.

     The unaudited pro forma condensed financial statements reflect the transactions as though the Acquisitions had been acquired at the beginning of the periods presented. The Company and the Acquisitions, except for Contact and Gold Coast, operated on a December 31 fiscal year basis. Contact operated on a July 31 fiscal year basis. Gold Coast operated on a June 30 fiscal year basis. Gold Coast's results of operations for the six months ended June 30, 1994, were combined with the results of operations for the six months ended December 31, 1994, to reflect the year ended December 31, 1994. The respective results of operations for Contact, Radio Call, ChiComm and High Tech from January 1, 1994, to the dates of the respective acquisitions were combined with the actual results of operations of the Company and the 1995 and 1996 Acquisitions for the year ended December 31, 1994, to determine the pro forma results of operations for the year ended December 31, 1994.
The respective results of operations for Signet, Carrier, All City, Metropolitan, Americom, Gold Coast and Lewis from the date of acquisition were combined with the actual results of operations of the Company, Paging & Cellular, Apple, Sun, Signet Raleigh and Page One for the nine months ended September 30, 1995, to determine the pro forma results of operations for the nine months ended September 30, 1995.

                       PRONET INC. AND SUBSIDIARIES
 NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                (UNAUDITED)

     The accompanying pro forma condensed consolidated balance sheet as of September 30, 1995, has been prepared as if the Paging & Cellular, Apple, Sun, Signet Raleigh and Page One acquisitions had occurred on that date and reflects the following adjustments:

        (A) Pro forma adjustments are made to reflect the fair value of those assets and liabilities that were acquired as a result of the Paging & Cellular, Apple, Sun, Signet Raleigh and Page One acquisitions. The Company did not acquire cash or assume certain trade payables, certain accrued expenses or existing long-term debt. The following is a detail of these adjustments (in thousands):

                                                             DR        CR
                                                            -----    -----
        Long-term debt. . . . . . . . . . . . . . . . . .   2,286
        Allowance for depreciation  . . . . . . . . . . .   5,590
        Current liabilities . . . . . . . . . . . . . . .   4,016
        Shareholders' equity (deficit)  . . . . . . . . .   2,809
           Current Assets . . . . . . . . . . . . . . . .            1,932
           Equipment  . . . . . . . . . . . . . . . . . .            6,935
           Goodwill and other assets  . . . . . . . . . .              515
           Investments in Paging & Cellular, Apple,
               Sun, Signet Raleigh and Page One . . . . .            5,319

       To reflect the allocation of the purchase price of Paging & Cellular, Apple, Sun, Signet Raleigh and Page One, and to reflect reductions in certain assets and liabilities not acquired by the Company.

        (B) Pro forma adjustments are made to goodwill equal to the excess of the applicable purchase price over the fair values assigned to assets and liabilities acquired. A pro forma adjustment is made to other assets to record the noncompetition agreements based on amounts stated in the respective definitive agreements. The following is a detail of these adjustments (in thousands):

        Goodwill and other assets. . . . . . . . . . . . .  47,924
          Investments in Paging & Cellular, Apple, Sun,
             Signet Raleigh and Page One . . . . . . . . .            47,924

       To record goodwill related to the acquisitions of Paging & Cellular, Apple, Sun, Signet Raleigh and Page One.

        (C) Pro forma adjustments are made to (i) record the use of cash, the borrowings under the Company's credit facility and the issuance of the Company's common stock and (ii) record the incurrence of deferred payments of $5.7 million in connection with the acquisitions of Signet Raleigh and Page One. All deferred payments are classified as long-term liabilities since the Company has the option to make the deferred payments in cash with funds available from the proceeds of the Company's credit facility or in shares of the Company's common stock. The following is a detail of these adjustments (in thousands):

        Investments in Paging & Cellular, Apple, Sun,
          Signet Raleigh and Page One  . . . . . . . . . .  53,243
            Deferred payments  . . . . . . . . . . . . . .              5,660
            Shareholders' equity (deficit) . . . . . . . .              3,200
            Long-term debt . . . . . . . . . . . . . . . .             14,500
            Current assets . . . . . . . . . . . . . . . .             29,883

     To record the purchases of Paging & Cellular, Apple, Sun, Signet Raleigh and Page One.

                      PRONET INC. AND SUBSIDIARIES
 NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                (UNAUDITED)

     The following is a summary of the fair value assigned to the assets and liabilities acquired from Paging & Cellular, Apple, Sun, Signet Raleigh and Page One (in thousands):

                                                 HISTORICAL COST
                                   ------------------------------------------
                                   PAGING &                   SIGNET    PAGE                           FAIR
                                   CELLULAR   APPLE    SUN    RALEIGH    ONE   SUBTOTAL  ADJUSTMENTS   VALUE
                                   ---------  ------  ------  -------  ------  --------  -----------  --------
Current assets . . . . . . . . . .  $   935   $  760  $  316  $  157   $  423   $ 2,591     $(1,932)   $   659
Equipment
 Pagers  . . . . . . . . . . . . .    4,036       --      --   1,825      623     6,484      (3,488)     2,996
 Communications Equipment  . . . .       --      717      --     428    1,077     2,222      (1,301)       921
 Office and other  . . . . . . . .      180       66   2,654     303      387     3,590      (2,146)     1,444
                                   --------   ------  ------  -------  ------   -------  ----------    -------
                                      4,216      783   2,654   2,556    2,087    12,296      (6,935)     5,361
Less allowance for depreciation .       873      544   1,684   1,502      987     5,590      (5,590)        --
                                   --------   ------  ------  -------  ------   -------  ----------    -------
                                      3,343      239     970   1,054    1,100     6,706      (1,345)     5,361
Goodwill, net . . . . . . . . . .        --       --      --      --       --       --       47,924     47,924
Other assets, net . . . . . . . .        --      138     515      --       --       653        (515)       138
                                   --------   ------  ------  -------  ------   -------  ----------    -------

Total Assets  . . . . . . . . . .     4,278    1,137   1,801    1,211   1,523     9,950      44,132     54,082
Current liabilities . . . . . . .     2,486       --     231      333   1,805     4,855      (4,016)       839
Long-term debt  . . . . . . . . .     1,789       --      --      497      --     2,286      (2,286)        --
                                   --------   ------  ------  -------  ------   -------  ----------    -------
Net assets  . . . . . . . . . . .   $     3   $1,137  $1,570  $   381  $ (282)  $ 2,809     $50,434    $53,243
                                   --------   ------  ------  -------  ------   -------  ----------    -------
                                   --------   ------  ------  -------  ------   -------  ----------    -------

     The accompanying pro forma condensed consolidated statements of operations for the year ended December 31, 1994 and for the nine months ended September 30, 1995, have been prepared by combining the historical results of the Company and the Acquisitions for such respective periods and reflect the following adjustments:

        (D) A pro forma adjustment is made to reflect the effect on service revenues and costs of sales related to the segment of the operations of All City not acquired by the Company.

        (E) The pro forma adjustment to sales, general and administrative expenses represents expenses that either would not have been incurred had the Acquisitions occurred at the beginning of the periods presented. For Signet, Carrier, All City, Metropolitan, Lewis, Paging & Cellular, Apple, Sun, Signet Raleigh and Page One, cost savings relate to decreased salaries (primarily due to reductions in senior management of the Acquisitions), office rent, professional fees, telephone costs and bad debts.

        (F) Pro forma adjustments are made to the statements of operations to reflect additional depreciation and amortization expense based on the fair value of the assets acquired as if the Acquisitions had occurred at the beginning of the periods presented. Pro forma depreciation is computed using the straight-line method over the remaining estimated useful lives of the assets. The noncompetition agreements are amortized using the straight-line method over the terms of the agreements, and goodwill is amortized using the straight-line method over a 15-year term.

        (G) Interest expense is comprised of interest on long-term debt and the deferred payments, plus the commitment fee on the Credit Facility. Pro forma adjustments reflect (i) the reversals of interest expense of $1.0 million for the nine months ended September 30, 1995 and $3.1 million for the year ended December 31, 1994 on debt of the Acquisitions not assumed by the Company and (ii) the increase in interest expense due to the sale of the Notes at an assumed annual rate of 11.875% and $14.5 million in borrowings on the Company's credit facility at an assumed annual rate of 90 day LIBOR plus an applicable margin. Interest expense on the deferred payments is provided as required by the definitive agreements or letters of intent.

                           PRONET INC. AND SUBSIDIARIES
     NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                  (UNAUDITED)

        (H) At December 31, 1994, the Company had net operating loss carryforwards of $3.9 million for income tax purposes that expire in years 2004 through 2008. The Company anticipates that the current year operating loss may not be realizable within the statutory time frame. Therefore, no pro forma adjustments were made to reflect any current or future tax benefit.

     The pro forma condensed consolidated financial information presented is not necessarily indicative of either the results of operations that would have occurred had the acquisitions taken place at the beginning of the periods presented or of future results of operations of the combined operations.